Offerings - Offering: 1	Jun. 06, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	5,950
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 5,950,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 910.95
Offering Note	Fee per Rule 457(r)